Exhibit 99.2

SETTLEMENT AGREEMENT AND RELEASE

This Settlement Agreement and Release, effective May 3, 2019 (the “Agreement Date”) is made between Retractable Technologies, Inc. (“RTI”), a Texas corporation, and Thomas J. Shaw (“Shaw”), RTI’s founder, President, and Chief Executive Officer, on one hand; and Becton, Dickinson and Company (“BD”), a New Jersey corporation, and MDC Investment Holdings, Inc. (“MDC”), a Delaware Corporation, on the other hand.

WHEREAS, on June 15, 2007, RTI filed a Complaint against BD in the United States District Court for the Eastern District of Texas, No. 2:07-cv-00250, asserting both patent and non-patent claims;

WHEREAS, on September 28, 2007, RTI filed an Amended Complaint in case No. 2:07-cv-000250, adding, inter alia, Shaw as a plaintiff;

WHEREAS, on January 18, 2008, the court severed the non-patent claims asserted by RTI and Shaw from the patent claims asserted by RTI and Shaw, and assigned the non-patent claims to a new case number, No. 2:08-cv-00016 (the “RTI Lawsuit”);

WHEREAS, on July 7, 2007, BD and MDC filed a Complaint against RTI in the United States District Court for the Eastern District of Texas, No. 5:07-cv-00137 (the “BD Lawsuit”);

WHEREAS, to avoid the expense and inconvenience of further litigation, without admitting any liability, the parties have agreed to settle the differences between them according to the terms of this Settlement Agreement and Release.

THEREFORE, in consideration of the mutual covenants and releases set forth herein, the parties agree as follows:

1.             Withdrawal of Petition for Rehearing En Banc and Dismissal With Prejudice.

a.                        Simultaneous with the execution of this Settlement Agreement and Release, RTI and Shaw will execute and file the Withdrawal of Petition for Rehearing En Banc attached hereto as Exhibit A (pertaining to the RTI Lawsuit).  In so doing, RTI intends to and does agree to forego any further potential remedies or recourse in the RTI Lawsuit, including, but not limited to the filing of a Petition for Writ of Certiorari in the Supreme Court of the United States.

b.                        Simultaneous with the execution of this Settlement Agreement and Release, the parties will execute and file the Stipulation of Dismissal with Prejudice attached hereto as Exhibit B (pertaining to the BD Lawsuit).

2.             No Payment.  No party to this Settlement Agreement and Release or to the RTI Lawsuit or BD Lawsuit shall be obligated to make any payment, whatsoever, to any other party. For the avoidance of doubt, each party to the RTI Lawsuit and the BD Lawsuit shall be responsible for its own costs and attorneys’ fees, and no party shall seek to recover any of its costs and attorneys’ fees from any other party.

3.             RTI and Shaw Release.  RTI, on behalf of itself and each of its past, present, and future direct and indirect parents, subsidiaries, affiliates, related entities, directors, officers, employees, attorneys, representatives, agents, receivers, insurers, trustees, and beneficiaries, and each of their predecessors, heirs, successors, and assigns, and Shaw, on behalf of himself and each of his past, present and future attorneys, representatives, agents, receivers, insurers, trustees, and beneficiaries, and each of their predecessors, heirs, successors, and assigns (the “RTI Releasors”), hereby release and forever discharge BD and each of its past, present and future direct and indirect parents, subsidiaries, affiliates, related entities, directors, officers, employees, attorneys, representatives, agents, receivers, insurers, trustees, and beneficiaries, and each of their predecessors, heirs, successors, and assigns, and MDC and each of its past, present, and future direct and indirect parents, subsidiaries, affiliates, related entities, directors, officers, employees, attorneys, representatives, agents, receivers, insurers, trustees, and beneficiaries, and each of their predecessors, heirs, successors, and assigns (the “BD Releasees”) from any and all causes of action, demands, actions, suits, damages, costs, debts, contracts, torts, covenants, rights of contribution and/or indemnification, rights of subrogation, sums of money, judgments, executions, interest, fees, liabilities, losses, remedies and claims of any kind, whether known or unknown, suspected or unsuspected, in law or in equity, accrued or unaccrued, that any of the RTI Releasors ever had, now has, or hereafter can, shall, or may in the future have against any of the BD Releasees arising from, based on, or related to any conduct, acts, transactions, contracts, events, occurrences, statements, omissions or failures to act of any kind from the beginning of time until the Agreement Date (the “BD Covered Conduct”). Each of the RTI Releasors further promises, covenants, and agrees not to file or commence any legal action or regulatory proceeding or investigation arising from, based on, or related to any BD Covered Conduct.

4.             BD and MDC Release. BD, on behalf of itself and each of its past, present, and future direct and indirect parents, subsidiaries, affiliates, related entities, directors, officers, employees, attorneys, representatives, agents, receivers, insurers, trustees, and beneficiaries, and each of their predecessors, heirs, successors, and assigns and MDC, on behalf of itself and each of its past, present, and future direct and indirect parents, subsidiaries, affiliates, related entities, directors, officers, employees, attorneys, representatives, agents, receivers, insurers, trustees, and beneficiaries, and each of their predecessors, heirs, successors, and assigns (the “BD Releasors”), hereby release and forever discharge RTI and each of its past, present and future direct and indirect parents, subsidiaries, affiliates, related entities, directors, officers, employees, attorneys, representatives, agents, receivers, insurers, trustees, and beneficiaries, and each of their predecessors, heirs, successors, and assigns, and Shaw and each of his past, present and future attorneys, representatives, agents, receivers, insurers, trustees, and beneficiaries, and each of their predecessors, heirs, successors, and assigns (the “RTI Releasees”) from any and all causes of action, demands, actions, suits, damages, costs, debts, contracts, torts, covenants, rights of contribution and/or indemnification, rights of subrogation, sums of money, judgments, executions, interest, fees, liabilities, losses, remedies and claims of any kind, whether known or unknown, suspected or unsuspected, in law or in equity, accrued or unaccrued, that any of the BD Releasors ever had, now has, or hereafter can, shall, or may in the future have against any of the RTI Releasees arising from, based on, or related to any conduct, acts, transactions, contracts, events, occurrences, statements, omissions or failures to act of any kind from the beginning of time until the Agreement Date (the “RTI Covered Conduct”). Each of the BD Releasors further promises, covenants, and agrees not to file or commence any legal action or regulatory proceeding or investigation arising from, based on, or related to any RTI Covered Conduct.

5.             Complete and Final Agreement.  This Settlement Agreement and Release sets forth the entire agreement between the parties pertaining to the subject matter hereof, and this Settlement Agreement and Release shall not be amended or modified except in a writing signed by all parties hereto.

6.             No Reliance.  No party has relied on or been induced to execute this Settlement Agreement and Release by any statements, representations, agreements, or promises, oral or written, made by any other party, their agents, employees, servants or attorneys, or anyone else, other than the statements expressly written in this Settlement Agreement and Release.

7.             Interpretation of Agreement.  As used in this Settlement Agreement and Release, the singular or plural number shall be deemed to include the other whenever the context so indicates or requires. The language of all parts of this Settlement Agreement and Release shall in all cases be construed as a whole, according to its fair meaning, not strictly for or against any of the parties.

8.             Counterparts.  This Settlement Agreement and Release may be executed simultaneously or in any number of original or faxed counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same agreement.

9.             Authorization.  Each of the undersigned represents and warrants that it is competent and authorized to execute this Settlement Agreement and Release, and further represents and warrants that it has read and understands the terms of this Settlement Agreement and Release, after consulting with and receiving advice from counsel.

10.          No Admission of Liability.  The parties each agree that by entering into this Settlement Agreement and Release, none of BD, MDC, RTI or Shaw is admitting any liability of any kind or admitting to having committed any wrongdoing or having caused any injury.  RTI and Shaw represent that they have no knowledge at this time of any claims against MDC and no knowledge at this time of any claims against BD other than those alleged in the RTI Lawsuit.  BD and MDC represent that they have no knowledge at this time of any claims against Shaw or RTI other than those alleged in the BD Lawsuit.

11.          Governing Law.  This Settlement Agreement and Release shall be governed by and construed under the laws of the State of Delaware, without regard to the conflict of laws provisions thereof.

IN WITNESS WHEREOF, the parties, by their duly authorized representatives, have executed this Settlement Agreement and Release this third day of May, 2019.

Retractable Technologies, Inc.		Thomas J. Shaw

By:	/s/ Thomas J. Shaw	By:	/s/ Thomas J. Shaw

Name:	Thomas J. Shaw	Name:	Thomas J. Shaw

Title:	CEO	Title:

Becton, Dickinson and Company		MDC Investment Holdings, Inc.

By:	/s/ John F. Brenner	By:	/s/ Scott Rittman

Name:	John F. Brenner	Name:	Scott Rittman

Title:	Chief Litigation Counsel	Title:	Vice President